Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance/Deferred Policy Acquisition and Sales Inducement Costs [Abstract]
Reinsurance
9.	Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. As of December 31, 2011 and 2010, for certain term life insurance policies, we ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, we cede the mortality risk associated with coverage in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $244.5 million and $265.0 million as of December 31, 2011 and 2010, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2011, premiums and contract charges of $11.4 million, contract benefits of $5.4 million, interest credited to contractholder funds of $6.8 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In 2010, premiums and contract charges of $12.4 million, contract benefits of $5.7 million, interest credited to contractholder funds of $8.5 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In 2009, premiums and contract charges of $11.7 million, contract benefits of $(11.6) million, interest credited to contractholder funds of $8.8 million, and operating costs and expenses of $1.2 million were ceded to Prudential. In addition, as of December 31, 2011 and 2010 the Company had reinsurance recoverables of $256 thousand and $738 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2011, the gross life insurance in force was $35.79 billion of which $6.04 billion and $10.53 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$156,130	$155,865	$154,440
Assumed — non-affiliate	889	955	959
Ceded
Affiliate	(31,505)	(30,797)	(26,250)
Non-affiliate	(26,863)	(28,873)	(29,656)

Premiums and contract charges, net of reinsurance	$98,651	$97,150	$99,493

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$207,769	$207,433	$174,909
Assumed — non-affiliate	682	877	676
Ceded
Affiliate	(6,570)	(6,079)	(6,225)
Non-affiliate	(17,715)	(19,445)	715

Contract benefits, net of reinsurance	$184,166	$182,786	$170,075

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Direct	$161,283	$176,523	$210,289
Assumed — non-affiliate	19	19	17
Ceded
Non-affiliate	(6,855)	(8,457)	(8,757)

Interest credited to contractholder funds, net of reinsurance	$154,447	$168,085	$201,549

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million, $3.5 million and $3.4 million during 2011, 2010 and 2009, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).